ASSIGNMENT AND AGREEMENT


     Pursuant to this Assignment and Agreement dated as of August 12, 1999 by and between SprintCom, Inc., Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C., the parties agree as follows:

     1. Assignment of Network Services Agreement.

          (a) Upon termination of that certain Management Agreement, dated June 8, 1998, between Horizon Personal Communications, Inc. ("Horizon"), SprintCom, Inc. ("Sprint PCS") and Sprint Communications Company, L.P. ("SCCLP"), as may be amended from time to time (the "Management Agreement"), which termination results in Sprint PCS' acquisition of Horizon's Operating Assets (as defined in the Management Agreement) (such occurrence being referred to in this Assignment and Agreement as the "Assignment Event"), and without any further action on the part of any of Sprint PCS, SCCLP, Horizon, West Virginia PCS Alliance, L.C., a Virginia limited liability company ("WV Alliance") or Virginia PCS Alliance, L.C., a Virginia limited liability company (together with WV Alliance, the "Alliances"):

               (i) Horizon assigns to Sprint PCS, all of Horizon's rights, title and interest in, to and under, that certain Network Services Agreement, dated August 12, 1999 between Horizon and the Alliances (the "Network Services Agreement");

               (ii) Sprint PCS assumes all of Horizon's rights, title and interest in, to and under the Network Services Agreement;

               (iii) Sprint PCS agrees to comply with all obligations that arise under the Network Services Agreement after the occurrence of the Assignment Event; and

               (iv) The Alliances consent to such assignment and assumption without any further action on the part of any party to this Assignment.

          (b) Sprint PCS agrees to notify the Alliances in writing of the occurrence of the Assignment Event, and such notice shall include notice address information for Sprint PCS.

          (c) This Section 1 shall terminate contemporaneously with either (i) the termination of the Network Services Agreement for any reason or (ii) the termination of the Management Agreement, which termination does not result in Sprint PCS' acquisition of Horizon's Operating Assets (as defined in the Management Agreement).

     2. Resale and Roaming. In the event that Sprint PCS is unable to obtain the ability to resell services on the Alliances' network pursuant to the Network Services Agreement or to roam on the Alliances network, the Alliances and Sprint PCS agree to use commercially reasonable efforts to enter into mutually acceptable agreements whereby each such party would have the right to resell the other party's services and to roam on the other party's network on customary terms; provided, however, that neither party is bound by this Assignment and Agreement to enter into any such agreements.

     3. Counterparts. This Addendum may be executed in one or more counterparts, each of which is an original and all of which together constitute one and the same agreement.


           [The remainder of this page was intentionally left blank.]





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                   SIGNATURE PAGE TO ASSIGNMENT AND AGREEMENT


     IN WITNESS WHEREOF, the parties have caused this Assignment and Agreement to be executed by each of their respective authorized representatives as of this 12th day of August, 1999.

                        SPRINTCOM, INC.


                        By: __/s/ Andrew Sukarbaty____
                        Name: Andrew Sukarbaty
                        Title: President

                         WEST VIRGINIA PCS ALLIANCE, L.C.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         VIRGINIA PCS ALLIANCE, L.C.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

     With regard to only Section 1 of this Assignment and Agreement:

                         HORIZON PERSONAL
                         COMMUNICATIONS, INC.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________





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



                   SIGNATURE PAGE TO ASSIGNMENT AND AGREEMENT



     IN WITNESS WHEREOF, the parties have caused this Assignment and Agreement to be executed by each of their respective authorized representatives as of this _____ day of August, 1999.

                         SPRINTCOM, INC.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         WEST VIRGINIA PCS ALLIANCE, L.C.


                         By:  __/s/__James S. Quarforth___
                         Name: James S. Quarforth
                         Title: Chairman

                         VIRGINIA PCS ALLIANCE, L.C.


                         By: __/s/__James S. Quarforth___
                         Name: James S. Quarforth
                         Title: Chairman

     With regard to only Section 1 of this Assignment and Agreement:

                         HORIZON PERSONAL
                         COMMUNICATIONS, INC.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________





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



                   SIGNATURE PAGE TO ASSIGNMENT AND AGREEMENT


     IN WITNESS WHEREOF, the parties have caused this Assignment and Agreement to be executed by each of their respective authorized representatives as fo this 12th day of August, 1999.

                         SPRINTCOM, INC.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         WEST VIRGINIA PCS ALLIANCE, L.C.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

                         VIRGINIA PCS ALLIANCE, L.C.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________

     With regard to only Section 1 of this Assignment and Agreement:

                         HORIZON PERSONAL
                         COMMUNICATIONS, INC.


                         By: __/s/ William A. McKell__
                         Name: William A. McKell
                         Title: President




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